UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 1999


                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)


      State of Delaware               000-22673                11-3374812
  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                                31-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 937-5765





                       (Former Name or Former Address, if
                           Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) Exhibits

          16.1 Letter from PricewaterhouseCoopers, LLP, dated September 2, 1999, to the Securities and Exchange Commission



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCHICK TECHNOLOGIES, INC.
                                                  (Registrant)


Date:   September 3, 1999                  By: /s/  David B. Schick

                                           David B. Schick
                                           President and Chief Executive Officer



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